Exhibit 10.3

NUMBER THIRTY-ONE (31).- In Guatemala City, on the first of April of two thousand and twenty-two, Before Me: MARIA EUGENIA HERNANDEZ LIMA, Notary, appear on the one hand Mr. GUILLERMO RAVINA CABRERA, sixty-seven years old, married, Agricultural Technical Engineer, Spanish resident, of this address, is identified with the Personal Identification Document Unique Identification Code number Two thousand three hundred and twenty-four, Sixty-four thousand one hundred eighty nine, zero one hundred and one (2324 64189 0101), extended by the National Registry of Persons and DINORAH CASTAÑEDA MOLINA DE RAVINA, seventy years old, married, housewife, Guatemalan, of this address, is identified with the Personal Identification Document Unique Identification Code number One thousand nine hundred and seventy-eight, Twenty-eight thousand nine hundred and seventy-three, zero one hundred and one (1978 28973 0101), extended by the National Registry of Persons, who in the course of this contract will be called "THE LESSORS" or "THE OWNERS" and on the other hand appears Mr. JUAN HUMBERTO ARRIVILLAGA MORALES, of forty-seven years of age, married, Businessman, Guatemalan, of this domicile, is identified with the Personal Identification Document Unique Identification Code number One thousand eight hundred and two, Zero four thousand six hundred and fifty-three, zero one hundred and one (1802 04653 0101) extended by the National Registry of Persons; who appears in his capacity as General Manager and Legal Representative of the entity AW GUA, LIMITADA, as evidenced by the Notarial Act of his appointment authorized in this city, on the third of May of two thousand and seventeen by the Notary Luís Pedro del Valle Hillerman, duly registered in the Mercantile Registry under Registry number Five hundred and four thousand one hundred and seven (504107), Invoice Six hundred and eleven (611), Book Four Hundred and Thirty-Six (436) of Auxiliaries of Commerce, dated May third of two thousand and seventeen; who will later be referred to as "THE LESSEE" or "THE LESSEE". As a notary, I ATTEST to have in view the aforementioned documentation and that in my opinion and in accordance with the law, the representation that is exercised, is sufficient for the celebration of this act; The companions assure me that they are in the free exercise of their civil rights and they tell me that by this act they celebrate a LEASE CONTRACT, contained in the following clauses: FIRST: The Engineer GUILLERMO RAVINA CABRERA and Mrs. DINORAH CASTAÑEDA MOLINA DE RAVINA, state the following: a) that they are legitimate co-owners of the OFFICE NUMBER ONE THOUSAND ONE HUNDRED AND TWO DASH T TWO (1102-T2), located on the Eleventh Level of Tower two (2) of the Design Center Building, located on Diagonal six (6) twelve dash forty-two (12-42) Zone ten of this City of Guatemala; registered in the General Registry of the property as ESTATE SIX THOUSAND EIGHT HUNDRED AND SEVENTY-FOUR (6874) INVOICE THREE HUNDRED AND SEVENTY-FOUR (374) BOOK ONE HUNDRED AND SEVENTY-FOUR E (174E) HORIZONTALLY OWNED BY GUATEMALA; and b) that they are also owners of the parking spaces or parking lots identified as PARKING S TWO DASH ONE HUNDRED AND THIRTY-SEVEN (S2-137), registered in the General Property Registry as ESTATE SIX THOUSAND FIFTY-TWO (6052) INVOICE FIFTY-TWO (52) BOOK ONE HUNDRED AND SEVENTY-THREE E (173E) OF HORIZONTAL PROPERTY OF GUATEMALA; PARKING S TWO DASH ONE HUNDRED AND THIRTY-EIGHT (S2-138), registered in the General Property Registry as ESTATE SIX THOUSAND FIFTY-THREE (6053) INVOICE FIFTY-THREE (53) BOOK ONE HUNDRED AND SEVENTY-THREE E (173E) OF HORIZONTAL PROPERTY OF GUATEMALA; PARKING S TWO GUION ONE HUNDRED AND THIRTY-NINE (S2-139), registered in the General Property Registry, as ESTATE SIX THOUSAND FIFTY-FOUR (6054, INVOICE FIFTY-FOUR (54) BOOK ONE HUNDRED AND SEVENTY-THREE E (173E) OF HORIZONTAL PROPERTY OF GUATEMALA;PARKING S TWO DASH ONE HUNDRED AND FORTY (S2-140) registered in the General Property Registry as ESTATE SIX THOUSAND FIFTY-FIVE (6055) INVOICE FIFTY-FIVE (55) BOOK ONE HUNDRED AND SEVENTY-THREE E (173E) OF HORIZONTAL PROPERTY OF GUATEMALA; and PARKING S TWO DASH ONE HUNDRED AND FORTY-ONE (S2-141), registered as ESTATE SIX THOUSAND FIFTY-SIX (6056) INVOICE FIFTY-SIX (56) BOOK ONE HUNDRED AND SEVENTY-THREE E (173E) OF HORIZONTAL PROPERTY OF GUATEMALA; all the parking lots located in the Basement S TWO (S2) of the same Design Center Building and state that the aforementioned properties are free of encumbrances, annotations and limitations that may affect the rights of THE LESSEE PARTY, with the exception of the rules of the Horizontal Property regime to which they are subject and the easements they support derived from it as stated in their respective domain registrations, what is known to the Lessee. SECOND: THE LESSORS continue to state, that by this act they lease the Office and the Parking described above, to the entity AW GUA, LIMITADA, through its representative, Mr. JUAN HUMBERTO ARRIVILLAGA MORALES, under the following conditions: a) THE TERM: the term of the contract is ONE YEAR FORCED for both parties, counted from THE FIRST OF APRIL OF TWO THOUSAND AND TWENTY-TWO, that is, it expires on the thirty-first of March of two thousand and twenty-three; b) THE LESSEE WILL HAVE THE OPTION TO UNILATERALLY RENEW THE LEASE FOR AN ADDITIONAL PERIOD OF ONE YEAR under the same terms and conditions, and must express it by means of a written notice to THE LESSORS at least THIRTY DAYS before the expiration of the term, and in case this notice is not given, it will be understood that the term ends on the indicated date; c) in case of extension of the term of the lease (beyond the aforementioned option), a new contract must be signed with the new conditions to be agreed in due course; d) after the expiration of the term of the contract, each fraction of the month inhabited in the office, is taken as a full month for the purposes of payment of rent; e) THE RENT: the rent is TWO THOUSAND ONE HUNDRED AND FORTY-NINE DOLLARS OF THE UNITED STATES OF AMERICA WITH SEVENTY CENTS OF THE DOLLAR ($2,149.70) per month and anticipated, including value added tax (VAT); that THE LESSEE PARTY shall pay within the first five working days of each month, by means of deposit in the savings account in AMERICAN Dollars of the Mercantile Agricultural Bank, Number Forty-five dash one million eleven thousand eighty-six dash seven (45-1011086-7); f) the rent must be paid on time and without the need for collection or requirement and in case of delay in payment, default interest of THREE PERCENT (3%) will be generated on unfulfilled rent; g) THE DESTINATION: the destination that THE LESSEE WILL give to the leased office will be to install a section of its general offices, not being able to give it another destination that does not refer to its normal activities; h) PAYMENT OF SERVICES: the payments of electric light, telephone line, internet service and others, that the LESSEE PARTY contracts, are on your own, as well as the maintenance payments of the leased properties and their common areas, according to the collection made by the administration of the Design Center Building; i) STATE OF THE LEASED AREA: the Office is delivered in perfect condition and with its services operating, including in this qualification doors, plates, switches, outlets, electrical connections and conduction of water service and drains, floors, walls and bathroom accessories; at the end of the contract, THE LESSEE must return the office in the same good condition in which it received it, except for deterioration due to normal and prudent use of the same. Additionally, it is noted that as for the goods and equipment that are delivered and that are part of the office, the LESSEE must be subject to the inventory that is part of this contract, identified as Inventories Offices Design Center, Office One Thousand One Hundred and Two (1102), of which a copy is delivered; j) MODIFICATIONS AND REPAIRS: it is at the direct expense of THE LESSEE, any necessary repair that is caused in the office, due to damage caused by carelessness in the use of the facilities, and this qualification includes returning the office with the two bathrooms that it initially had; k) PROHIBITIONS: it is forbidden to THE LESSEE, to keep in the Office and the parking lots, explosive, salty, flammable, hallucinogenic substances and materials and / or equipment of use prohibited by law and the breach of this prohibition that causes any act or illegal act makes it directly responsible to the corresponding authorities and the injured parties. It is recorded that the Lessee cannot subleases totally or partially, the office that is given in lease. THIRD: ACCEPTANCE OF THE LESSEE: For his part, Mr. JUAN HUMBERTO ARRIVILLAGA MORALES, states the following: a) that on behalf of his representative, the entity AW GUA LIMITADA, accepts the lease that is made to it in the terms exposed; b) that he undertakes to comply with the conditions of the contract and to pay the rent on time; (c) that it ensures compliance with its obligation to the rent from the commercial activity of its representative; d) that indicates in order to receive summonses and/or notifications, the address of the leased office; d) that in case the leased office is vacated, without prior notice to the owners, empowers them to take possession of it, without the need for a judicial declaration and declares them free of all responsibility; for these purposes, the leased area is understood to be vacated if the TENANT vacates it and does not open it for the conduct of their normal activities, for reasons that are attributable to them, for a period equal to or greater than thirty (30) calendar days. FOURTH: THE DEPOSIT: THE LESSEE, constitutes a deposit in guarantee, in favor of THE LESSORS, in the amount of Four thousand five hundred dollars ($4,500.00) of the United States of America, which will not accrue interest and that will serve to pay any damage caused to the leased properties or services not paid, against the presentation of the invoices or receipts that prove the payments made, otherwise, THE LESSORS, will return that amount, one month after vacating the properties to their satisfaction. It is expressly stated that the deposit cannot be used to pay the last rent. FIFTH: ACCEPTANCE: The grantors accept the content of this deed as far as each one is concerned. I, the Notary, ATTEST of all the above and having had in view the aforementioned identification documents and the title of ownership of the lessors and that I read them what was written and aware of its content, value and legal effects, ratify, accept and sign.